SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

LONE STAR STEAKHOUSE & SALOON, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed

This filing consists of the following information distributed on November 15, 2006 by Lone Star Steakhouse & Saloon, Inc. (the “Company”) to Institutional Shareholder Services in connection with a presentation concerning the special meeting of stockholders of the Company to be held on November 30, 2006:

Lone Star Steakhouse & Saloon, Inc.

Merger
With

Lone Star U.S. Acquisitions LLC

Special Meeting of Stockholders

Date: November 30, 2006

Time:10:00 a.m., Central Time

Location: 915 Branson Landing, Branson MO

2

The Company:

<u>Owns and operates:</u>

- 217 Lone Star Steakhouse and Saloon or Lone Star Cafe.
- 23 Texas Land and Cattle Co.
- 5 Del Frisco's Double Eagle Steakhouse
- 15 Sullivan's Steakhouse
- 1 Frankie's Italian Grill

<u>Licenses:</u>

14 locations in the US and internationally

3

The Company:

Price history - STAR (11/15/2003 - 11/13/2006)
34
33
32
31
30
29
28
27
26
25
24
23
22
21
20
11/10/2003
1/3/2005
1/2/2006
11/13/2006
Lone Star Steak House & Saloon

4

The Acquirer:
Lone Star Funds

- Parent of Lone Star Acquisitions LLC
- $11 billion under management
- No relationship, despite similarity in names
- No member of management or the Board is participating in the acquisition by Lone Star Funds
- No change of control payments to management

5

The Business

- Falling EBITDA
- Falling same store sales
- Negative demographics
- Cost of renovations, closings, relocations
- Cost and time required to open new restaurants
- Higher interest rates and gas prices, lower disposable income
- Decreasing consumer confidence and change in spending patterns
- Discounting and oversaturation of both casual and upscale markets
- Continuing high commodity costs and rising operating expenses

6

The Business

- Continued downward trend in financial results
- Recent results
  - Comparable store sales – Lone Star Steakhouse & Saloon Restaurants – decline of 9.4% in the third quarter and a decline of 9.9% in the four weeks ended October 3, 2006.
  - Significant decline in EBITDA

7

Available Strategic Alternatives Considered By The Board Throughout The Process

The Company consulted with four prominent investment banks to determine the best alternatives to maximize stockholder value. Alternatives considered included:

- Continue current business plan
  - With further required capital investment in face of declining outlook and over-saturated market
- IPO and spin off upscale concepts
  - Costly, duplicate corporate overhead and impact the value of the residual casual dining concept
- Sale of casual restaurants
  - Taxable event
  - Impact of deteriorating fundamentals on price

8

Available Strategic Alternatives Considered By The Board Throughout The Process

- One time cash dividend/buyback
  - Increased leverage could impair needed flexibility in deteriorating market
- Sale/Leaseback of real estate
  - Increased costs of significant indebtedness
  - Uncertain results in the face of operational and industry-wide challenges

9

The Transaction

- December 2005 – Lone Star Funds (LSF) expresses interest, signs confidentiality agreement. North Point retained.
- January 2006 – LSF conducts additional due diligence, North Point plans targeted solicitation process for sale of Company, 2005 results disappointing.

10

The Transaction

- February 2006 - LSF proposes cash tender at $28.50 to $29.00 per share subject to further diligence. Consideration of IPO and spin-off of upscale restaurant business. North Point commences market check, contacts 5 highly qualified potential buyers. Logical strategic buyers have no interest in participating in a transaction.
- March 2006 – Disappointing fiscal 2005 earnings released, Board decides to suspend sale efforts so as to continue to evaluate other alternatives and determine the impact that our deteriorating results would have on the company's ability to implement strategic alternatives.
- May 2006 - Decline in business continues, Board opts to reopen negotiations with LSF.
- July 2006 – LSF submits $27.00 offer. Market check reveals no interest aside from LSF.
- August 2006 - Merger agreement negotiated and signed providing for $27.10 cash merger.

11

The Transaction

- $27.10 per share is fair to stockholders
- 12.3x EBITDA for LTM ending 6/13/06
- Limited conditions – NO financing condition
- 17.8% premium to trailing one week market price
- Two fairness opinions
- Ability to act upon alternative proposals
- No participation by current management
- Break-up fee on the low end of the range
- No other parties have expressed any interest in purchasing the company

12

North Point Fairness Opinion

Discounted Cash Flow Analysis:

$22.73 - $31.66 per share

Selected Companies Analysis:

$16.74 - $33.06

Selected Transactions Analysis:

$15.02 - $33.75

Premiums Paid Analysis:

$26.67 – $31.66

13

Thomas Weisel Partners LLC Fairness Opinion

- Comparable Company Analysis Implied Share Prices:
  - LTM Revenue: $22.38 - $35.48
  - CY 2006E Revenue: $21.95 - $35.12
  - CY 2006E Net Income $15.74 - $18.93
  - CY 2007E Net Income $16.82 - $19.02
  - LTM EBITDA $17.23 - $21.13
  - CY 2006E EBITDA $20.09 - $23.91

14

Thomas Weisel Partners LLC Fairness Opinion

Selected Public Restaurant Acquisition Transactions Analysis:

LTM Revenue:	$19.47 - $25.04
LTM EBITDA:	$13.73 - $17.55

Selected Public and Private Restaurant Acquisition Transactions Analysis:

LTM Revenue:	$19.64 - $26.82
LTM EBITDA:	$13.86 - $17.61

15

Thomas Weisel Partners LLC Fairness Opinion

Precedent Premiums Paid Analysis:*

One Day Average:	$27.28 - $34.58
One Week Average	$27.09 - $34.36
One Month Average	$28.67 - $33.89

Discounted Cash Flow: $20.83 - $27.22

* We believe that our 3% dividend yield and the inclusion of an element of value for our real estate in the pre-announcement stock price both narrowed the premium being offered in the Merger.

16

Our Real Estate

Public speculation of $400 million value is simply wrong.

In sale/leaseback context, indications of interest were *significantly* lower and based on LTM financial results as of 9/05.

Operating results have deteriorated significantly since, especially in Lone Star Steakhouse operations, which represent the bulk of owned real estate.

17

Conclusion

- Public statements made by third parties as to the value of Company real estate significantly overstate the value of our real estate and also do not take into account the negative tax ramifications of selling our concepts or real estate
- The board of directors believes it has explored the strategic alternatives available to the Company, and has concluded that the Merger is in both the Company's and your best interest
- No other parties have expressed any interest in purchasing the company
- The board unanimously recommends stockholders vote FOR the merger
- Approval requires a majority of the outstanding shares
- Not voting is the same as a vote against

18

CERTAIN INFORMATION CONCERNING PARTICIPANTS

The Company has made a definitive filing with the Securities and Exchange Commission of a proxy statement and accompanying proxy card to be used to solicit votes in favor of the transactions (the "Transactions") contemplated by that certain Agreement and Plan of Merger by and among the Company, Lone Star U.S. Acquisitions LLC and COI Acquisition Corp., dated as of August 18, 2006, at the special meeting of stockholders of the Company to be held on November 30, 2006 (the “Special Meeting”).

The Company STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS RELATING TO THE SPECIAL MEETING BECAUSE THEY CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, A stockholder who wishes to receive a copy of THE DEFINITIVE proxy MATERIALS, WITHOUT CHARGE, should submit this request to THE COMPANY’S proxy solicitor, Innisfree M&A Incorporated, at 501 Madison Avenue, 20th Floor, New York, New York 10022 or by calling Innisfree toll-free at (877) 456-3488.

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Transactions. Information concerning the interests of the Company and the other participants in the solicitation is set forth in the Company's definitive proxy statement filed with the Securities and Exchange Commission in connection with the Transactions and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission.